                                                               EXECUTION VERSION

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of September 12, 2007, between Bear Stearns Commercial
Mortgage, Inc. ("BSCMI"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

            BSCMI desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

            BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Standard &
Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., and
Fitch, Inc. (together, the "Rating Agencies"). Certain classes of the
Certificates (the "Registered Certificates") will be registered under the
Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2007 (the "Pooling and Servicing
Agreement"), among BSCMSI, as depositor (in such capacity, the "Depositor"),
Prudential Asset Resources, Inc., as a master servicer (in such capacity, a
"Master Servicer"), Wells Fargo Bank, National Association, as a master servicer
(in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the "Certificate Administrator") and as tax administrator (in such capacity, the "Tax Administrator"), Centerline Servicing Inc., as a special servicer (a "Special Servicer"), and LaSalle Bank National Association, as
trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing
Agreement as in full force and effect on the Closing Date (as defined in Section
1 hereof). It is anticipated that BSCMSI will transfer the Mortgage Loans to the
Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            BSCMSI intends to sell the Registered Certificates to Bear, Stearns
& Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated May 29, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated September 12, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in the private placement memorandum dated the date hereof (the
"Memorandum"), as it may be amended or supplemented at any time hereafter.

            BSCMI will indemnify the Depositor, the Underwriters, the Initial
Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among the Depositor, the Underwriters and the Initial Purchasers.

            As used herein, "Regulation AB" means Subpart 229.1100 - Asset
Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release
(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg.
1,506-1,631 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan
      Seller, subject to the terms and conditions set forth herein, the Mortgage
      Loans. The purchase and sale of the Mortgage Loans shall take place on
      September 27, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the
      Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $707,854,716, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall equal the amount set forth as such purchase price in a letter dated as of
      September 27, 2007, between the parties to this Agreement, which purchase price excludes accrued interest and applicable deal expenses. The
      Purchaser shall pay such purchase price, plus interest accrued on the
      Mortgage Loans from the Cut-off Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2.  Conveyance of the Mortgage Loans.

                  (a)   Effective as of the Closing Date, subject only to
      receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan Seller does hereby sell,

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      assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related
      Mortgage Files and Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage
      Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective
      Cut-off Dates, which shall belong and be promptly remitted to the Mortgage
      Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage
      Loan Seller (including all documents included in the related Mortgage
      Files and Servicing Files and any related Additional Collateral). The
      Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off
      Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off
      Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such Mortgage Loan under the terms of the related Mortgage Loan Group Intercreditor Agreement.

            After the Mortgage Loan Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

                  (b)   The conveyance of the Mortgage Loans and the related
      rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan
      Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the
      Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage
      Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof
      (other than scheduled payments of interest and principal due and payable on such Mortgage Loans on or prior to their respective Cut-Off Dates or, in the case of a Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the
      Trustee of its interests in the Mortgage Loans as contemplated by Section
      15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the

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      Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party"
      or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law;
      and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The
      Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

                  (c)   In connection with the Mortgage Loan Seller's assignment
      pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of
      "Mortgage File", and on or before the date that is 45 days following the
      Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of Credit and
      Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer) for each Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage
      Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vii) and (ix)(A) of the definition of "Mortgage
      File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and
      (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan
      Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii)) accompanied by an Officer's Certificate of the
      Mortgage Loan Seller or a statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related

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      Mortgage File, and if the Mortgage Loan Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage
      Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of "Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the Mortgage Loan
      Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such
      Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage
      Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an
      Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing
      Agreement and the Mortgage Loan Seller has delivered the original unrecorded document or instrument to the Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the
      Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan) under which any
      Additional Collateral is in the form of a Letter of Credit as of the
      Closing Date, the Mortgage Loan Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan
      Seller's rights as the beneficiary thereof and drawing party thereunder.
      Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related
      Mortgaged Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

                  (d)   As soon as reasonably possible, and in any event within
      45 days after the later of (i) the Closing Date (or in the case of a
      Replacement Pooled Mortgage Loan substituted as contemplated by Section
      2.03 of the Pooling and Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage
      Loan Seller, the Mortgage Loan Seller shall complete (to the extent necessary), and shall

                                        5

      submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases (except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the
      Pooling and Servicing Agreement and each assignment of UCC Financing
      Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B) of the definition of "Mortgage File" in the
      Pooling and Servicing Agreement. Each such assignment shall reflect that it should be returned by the public recording office to the Trustee or
      Mortgage Loan Seller's designee following recording, and each such assignment of UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee or Mortgage Loan Seller's designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of
      Leases the Trustee shall obtain therefrom a copy of the recorded original.
      If the Mortgage Loan Seller's designee has been appointed to receive such assignment or such UCC Financing Statement following filing with the public recording office, the Mortgage Loan Seller's designee shall, within a reasonable time period, deliver such assignment or such UCC Financing
      Statement to the Trustee. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing
      Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay. With respect to each Mortgage, Assignment of Leases and UCC
      Financing Statement that has been recorded in the name of MERS or its designee (if any), the Mortgage Loan Seller shall take all actions as are necessary to cause the Trustee to be shown as the owner of such Mortgage,
      Assignment of Leases or UCC Financing Statement on the records of MERS.

                  (e)   In connection with the Mortgage Loan Seller's assignment
      pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the Closing Date, in the case of the items in clause (i)
      below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or
      Sub-Servicer that will continue to act on behalf of the applicable Master
      Servicer as contemplated by the Pooling and Servicing Agreement and a
      Primary Servicing Agreement or Sub-Servicing Agreement and except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial

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      statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a
      Mortgage File for any such Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage
      Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
      Funds and Escrow Payments in the possession or under the control of the
      Mortgage Loan Seller that relate to the Mortgage Loans.

                  (f)   Under generally accepted accounting principles ("GAAP")
      and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage
      Loan Seller.

                  (g)   The Mortgage Loan Schedule, as it may be amended from
      time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan
      Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule;
      provided that this sentence shall not be construed to relieve the Mortgage
      Loan Seller of any liability for any related Breach.

            SECTION 3.  Examination of Mortgage Loan Files and Due Diligence
      Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to
      Section 4, except as expressly set forth in Section 5.

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            SECTION 4. Representations, Warranties and Covenants of the
      Mortgage Loan Seller and the Purchaser.

                  (a)   The Mortgage Loan Seller hereby makes, as of the Closing
      Date (and, in connection with any replacement of a Defective Mortgage Loan
      (as defined in Section 4(d) hereof) with one or more Replacement Mortgage
      Loans (also as defined in Section 4(d) hereof), pursuant to Section 5(a)
      hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in
      Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

                  (b)   The Mortgage Loan Seller hereby makes, as of the Closing
      Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

                  (c)   The Mortgage Loan Seller hereby represents and warrants,
      as of the Closing Date, to and for the benefit of BSCMSI only, that the
      Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor, the Underwriters and the
      Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

                  (d)   The Mortgage Loan Seller hereby represents and warrants
      that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as "originator" (or the role of any third party as "originator" of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the
      Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged Properties and/or the Mortgage
      Loan Seller contained in the Prospectus Supplement complies in all material respects with the applicable disclosure requirements of
      Regulation AB.

                  (e)   For so long as the Trust is subject to the reporting
      requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the Purchaser (or with respect to any Serviced Non-Pooled Pari
      Passu Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure and any Additional Form 10-K
      Disclosure opposite which "Pooled Mortgage Loan Seller" is set forth on
      Schedule IX and Schedule X to the Pooling and Servicing Agreement within the time periods and in accordance with the provisions set forth in the
      Pooling and Servicing Agreement.

                  (f)   The Mortgage Loan Seller hereby agrees that it shall be
      deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a
      "Replacement Mortgage Loan") that is substituted for a Defective Mortgage
      Loan, by the Mortgage Loan Seller pursuant to Section 5(a) of this

                                        8

      Agreement, each of the representations and warranties set forth in Exhibit
      C to this Agreement. From and after the date of substitution, each
      Replacement Mortgage Loan, if any, shall be deemed to constitute a
      "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
      Material Document Defect.

                  (g)   It is understood and agreed that the representations and
      warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

            SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

                  (a)   The Mortgage Loan Seller shall, not later than 90 days
      from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage
      Loan Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material
      Document Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage
      Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the
      Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material Document Defect, as the case may be)
      (such 90-day period, in any case, the "Initial Resolution Period"), correct or cure such Material Document Defect or Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage
      Loan at the applicable Purchase Price; provided that if the Mortgage Loan
      Seller certifies to the Trustee in writing (i) that such Material Document
      Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or
      Material Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage
      Loan Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach, as the case may be, during the applicable Initial Resolution Period, and (iv) that such
      Mortgage Loan Seller anticipates that such Material Document Defect or
      Material Breach, as the case may be, will be cured within an additional
      90-day period (such additional 90-day period, the "Resolution Extension
      Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above
      (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage Loan (or during the two-year period following such
      Startup Day if the affected Mortgage Loan is a "defective obligation"
      within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury
      regulation section 1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying

                                        9

      Substitute Mortgage Loans and to pay a cash amount equal to the applicable
      Substitution Shortfall Amount. With respect to the Mortgage Loan identified on Exhibit A as World Market Center II, Hypo Public Finance
      USA, Inc. shall have the right to cure or correct a Material Breach or
      Material Document Defect, and any such cure or correction shall be deemed to have been made by BSCMI for purposes of this Agreement and the Pooling and Servicing Agreement. The parties hereto agree that delivery by the
      Trustee (or a Custodian on its behalf) of a certification or schedule of exceptions to the Mortgage Loan Seller pursuant to the Pooling and
      Servicing Agreement shall not in and of itself constitute delivery of notice of any Material Document Defect or knowledge of the Mortgage Loan
      Seller of any Material Document Defect therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the
      Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or Substitution
      Shortfall Amount (as the case may be) are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the
      Mortgage File, (i) on the Closing Date of the Mortgage Note (or a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii) by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any
      Specially Designated Mortgage Loan Document shall be conclusively presumed to be a Material Document Defect and shall obligate the Mortgage Loan
      Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate Assignment of Leases as described by clauses (ii) and (iii) of the definition of
      "Mortgage File"; (b) the title insurance policy as described in clause
      (viii) of the definition of "Mortgage File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate
      Assignment of Leases) as described by clause (iv) of the definition of
      "Mortgage File". For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the
      Pooling and Servicing Agreement as in full force and effect on the Closing
      Date.

                  The remedies provided for in this subsection with respect to any Material Document Defect or Material Breach with respect to any
      Mortgage Loan shall apply to the related REO Property.

                  If (x) a Defective Mortgage Loan is to be repurchased or
      replaced as described above, (y) such Defective Mortgage Loan is part of a
      Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach
      (as the case may be) shall be deemed to constitute a Material Document
      Defect or Material Breach (as the case may be) as to each such Other
      Crossed Loan for purposes of the above provisions, and the Mortgage Loan
      Seller shall be obligated to repurchase or

                                       10

      replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

                        (A)   the Mortgage Loan Seller (at its expense) delivers
            or causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a Material Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an Adverse REMIC Event with respect to any REMIC Pool, or an Adverse Grantor Event with respect to either Grantor Trust Pool, under the Pooling and Servicing Agreement; and

                        (B)   both of the following conditions would be
            satisfied if the Mortgage Loan Seller were to repurchase or replace only the Affected Loans and not the Other Crossed Loans:

                              (i)   the debt service coverage ratio for all such
                  Other Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group
                  (including the Affected Loan(s)) set forth in Appendix B to the Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected
                  Loan(s)) for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                              (ii)  the loan-to-value ratio for the Other
                  Crossed Loans is not greater than the greatest of (A) the
                  loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected Loan(s)) set forth in Appendix B to the
                  Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the Cross-Collateralized Group (including the Affected
                  Loan(s)) at the time of repurchase or replacement, and (C)
                  75%.

                  The determination of the applicable Master Servicer as to
      whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable
      Master Servicer will be entitled to cause to be delivered, or direct the
      Mortgage Loan Seller to (in which case the Mortgage Loan Seller shall)
      cause to be delivered, to the applicable Master Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
      Controlling Class Representative (such approval not to be unreasonably withheld in each case).

                  With respect to any Defective Mortgage Loan that forms a part of a Cross-Collateralized Group and as to which the conditions described in the preceding paragraph

                                       11

      are satisfied, such that the Trust Fund will continue to hold the Other
      Crossed Loans, the Mortgage Loan Seller and the Purchaser agree to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral securing its respective Mortgage Loans, including with respect to the
      Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary
      Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the Affected Loan or the Other Crossed
      Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage
      Loan Documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
      Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the
      Pooling and Servicing Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph.
      The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

                  All costs and expenses incurred by the Trustee and the
      applicable Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

                  (b)   Whenever one or more Replacement Mortgage Loans are
      substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as
      contemplated by this Section 5, upon direction by the applicable Master
      Servicer, the Mortgage Loan Seller shall deliver to the Trustee the related Mortgage File and a certification to the effect that such
      Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of
      "Qualifying Substitute Mortgage Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the
      Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent a cure of the relevant Material Breach or Material
      Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each corresponding
      Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust
      Fund. Monthly Payments due with respect to each Replacement Mortgage Loan
      (if any) on or prior to the related date of substitution, and Monthly
      Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the
      Trust Fund and are to be remitted

                                       12

      by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

            If any Mortgage Loan is to be repurchased or replaced by the
Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage Loan Seller shall amend the Mortgage
Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such Replacement
Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

                  (c)   Upon the date when the full amount of the Purchase Price
      or Substitution Shortfall Amount (as the case may be) for any Mortgage
      Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted
      Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i) release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage Loan to the
      Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Mortgage Loan Seller or its designee the ownership of the Deleted
      Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the
      Deleted Mortgage Loan(s) and any Replacement Mortgage Loan(s). In
      connection with any such repurchase or substitution by the Mortgage Loan
      Seller, each of the applicable Master Servicer and the Special Servicer
      (or other servicing agent for the Purchaser) shall deliver to the Mortgage
      Loan Seller or its designee any portion of the related Servicing File, together with any Escrow Payments, Reserve Funds and Additional
      Collateral, held by or on behalf of such Master Servicer or the Special
      Servicer (or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan Seller.

                  (d)   It is understood and agreed that the obligations of the
      Mortgage Loan Seller set forth in this Section 5 to cure a Material Breach or a Material Document Defect, or to repurchase or replace the related
      Defective Mortgage Loan(s), constitute the sole remedies available to the
      Purchaser, the Certificateholders or the Trustee on behalf of the
      Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

            Notwithstanding the foregoing, to the extent (but only to the extent) that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence

                                       13

of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a
Mortgage Loan is required to pay, or that the lender is entitled to charge the
Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C)
the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a
Person acting on behalf of the Purchaser) exercises efforts consistent with the
Servicing Standard and the related Mortgage Loan Documents to collect such cost or expense from the Borrower and (E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan Seller hereby covenants and agrees (it being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses (A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within 90 days following a direction by the Purchaser (or a Person acting on behalf of the
Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the
Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan Seller shall not otherwise have any obligation to cure such a breach and the Mortgage Loan
Seller shall not have any obligation to repurchase or replace the affected
Mortgage Loan.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans
      (the "Closing") shall be held at the offices of Sidley Austin LLP, 787
      Seventh Avenue, New York, New York 10019 at 10:00 a.m., New York City
      time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

                              (i)    All of the representations and warranties
                  of the Mortgage Loan Seller made pursuant to Section 4 of this
                  Agreement shall be true and correct in all material respects as of the Closing Date;

                              (ii)   All documents specified in Section 7 of
                  this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan
                  Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                              (iii)  The Mortgage Loan Seller shall have
                  delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

                              (iv)   The result of any examination of the
                  Mortgage Files for, and any other documents and records
                  relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be
                  satisfactory to the Purchaser in its reasonable determination;

                                       14

                              (v)    All other terms and conditions of this
                  Agreement required to be complied with on or before the
                  Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

                              (vi)   The Mortgage Loan Seller shall have paid
                  all fees and expenses payable by it to the Purchaser or
                  otherwise pursuant to this Agreement;

                              (vii)  the Mortgage Loan Seller shall have
                  received the purchase price for the Mortgage Loans, as
                  contemplated by Section 1; and

                              (viii) Neither the Underwriting Agreement nor the
                  Certificate Purchase Agreement shall have been terminated in accordance with its terms.

                  Each of the parties agrees to use their commercially
      reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial
      Purchasers and the Rating Agencies (collectively, the "Interested
      Parties"), and upon which the Interested Parties may rely:

                              (i)    This Agreement, duly executed by the
                  Purchaser and the Mortgage Loan Seller;

                              (ii)   Each of the Pooling and Servicing Agreement
                  and the Indemnification Agreement, duly executed by the
                  respective parties thereto;

                              (iii)  An Officer's Certificate substantially in
                  the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
                  Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

                              (iv)   A certificate of good standing with respect
                  to the Mortgage Loan Seller issued by the Secretary of State of the State of New

                                       15

                  York not earlier than 60 days prior to the Closing Date, and upon which the Interested Parties may rely;

                              (v)    A Certificate of the Mortgage Loan Seller
                  substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the
                  Mortgage Loan Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

                              (vi)   The written opinion of in-house counsel for
                  the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                              (vii)  A written opinion of Cadwalader, Wickersham
                  & Taft LLP, special counsel for the Mortgage Loan Seller,
                  dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                              (viii) A letter from Cadwalader, Wickersham & Taft
                  LLP, special counsel for the Mortgage Loan Seller, dated the
                  Closing Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of Exhibit
                  D-3C hereto;

                              (ix)   copies of all other opinions rendered by
                  counsel for the Mortgage Loan Seller to the Rating Agencies in
                  connection with the transactions contemplated by this
                  Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans
                  hereunder as a true sale, with each such opinion to be
                  addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

                              (x)    One or more comfort letters from Deloitte &
                  Touche LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement, the Prospectus
                  Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
                  Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be
                  described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
                  Supplement and the

                                       16

                  Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

                              (xi)   Such further certificates, opinions and
                  documents as the Purchaser may reasonably request or any
                  Rating Agency may require.

            SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

            SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the
      Purchaser at 383 Madison Avenue, New York, New York 10179, Attention: J.
      Christopher Hoeffel, Senior Managing Director, Commercial Mortgage
      Department (with copies to the attention of Joseph T. Jurkowski, Jr.,
      Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 383
      Madison Avenue, New York, New York 10179, Attention: J. Christopher
      Hoeffel, Senior Managing Director, Commercial Mortgage Department (with copies to the attention of Joseph T. Jurkowski, Jr., Managing Director,
      Legal Department), or such other address as may be designated by the
      Mortgage Loan Seller to the Purchaser in writing.

            SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This
      Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the
      Purchaser shall not consent to any amendment of the Pooling and Servicing
      Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan
      Seller.

            SECTION 11. Representations, Warranties and Agreements to Survive
      Delivery. All representations, warranties and agreements contained in this
      Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to
      BSCMSI

                                       17

      and by BSCMSI to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial
      by Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
      WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS
      NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE
      FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND
      THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE
      JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE
      BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT
      OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT
      TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK
      STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE
      DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY
      SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
      JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
      LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO
      TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM
      (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING
      OUT OF THIS AGREEMENT.

            SECTION 14. Further Assurances. The Mortgage Loan Seller and the
      Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 15. Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the
      Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a

                                       18

      party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the
      Mortgage Loan Seller hereunder. In connection with its transfer of the
      Mortgage Loans to the Trust as contemplated by the recitals hereto, BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder.
      Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the
      Purchaser, and their respective successors and permitted assigns.

            SECTION 16. Information. The Mortgage Loan Seller shall provide the
      Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) customary in commercial mortgage loan securitization transactions,
      (ii) required by a Rating Agency or a governmental agency or body or (iii)
      reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
      anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of
      Mortgage Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the
      Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan
      Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File"
      in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

            SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       19

            IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                       By: /s/ Adam Ansaldi
                                           -------------------------------------
                                           Name: Adam Ansaldi
                                           Title: Managing Director/Principal

                                       BEAR STEARNS COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                       By: /s/ Adam Ansaldi
                                           -------------------------------------
                                           Name: Adam Ansaldi
                                           Title: Vice President

                                   BSCMI MLPA

                                    EXHIBIT A

                     SCHEDULE OF BSCMI POOLED MORTGAGE LOANS

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2007-PWR17

MORTGAGE LOAN SCHEDULE

     SELLER                          CMSA           CMSA
    LOAN ID            ID          LOAN NO.     PROPERTY NO.   PROPERTY NAME (1)
----------------------------------------------------------------------------------------------------------------------------------

     50890             3              3                        RRI Hotel Portfolio
     50890            3-a                           3-001      Red Roof Inn Chicago Downtown
     50890            3-b                           3-002      Red Roof Inn Greater Washington Alexandria
     50890            3-c                           3-003      Red Roof Inn Meadowlands NYC
     50890            3-d                           3-004      Red Roof Inn Philadelphia Airport
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-e                           3-005      Red Roof Inn San Antonio Downtown
     50890            3-f                           3-006      Red Roof Inn Charlottesville
     50890            3-g                           3-007      Red Roof Inn Naples
     50890            3-h                           3-008      Red Roof Inn Boston Woburn
     50890            3-i                           3-009      Red Roof Inn Philadelphia Oxford Valley
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-j                           3-010      Red Roof Inn Philadelphia Trevose
     50890            3-k                           3-011      Red Roof Inn Tampa Fairgrounds
     50890            3-l                           3-012      Red Roof Inn Laredo
     50890            3-m                           3-013      Red Roof Inn Columbia Jessup
     50890            3-n                           3-014      Red Roof Inn Baton Rouge
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-o                           3-015      Red Roof Inn Greater Washington
     50890            3-p                           3-016      Red Roof Inn Tucson North
     50890            3-q                           3-017      Red Roof Inn Albany
     50890            3-r                           3-018      Red Roof Inn Gainesville
     50890            3-s                           3-019      Red Roof Inn St. Louis
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-t                           3-020      Red Roof Inn Mt Laurel Greater Philadelphia
     50890            3-u                           3-021      Red Roof Inn Buffalo Airport
     50890            3-v                           3-022      Red Roof Inn Charleston North
     50890            3-w                           3-023      Red Roof Inn Rochester Henrietta
     50890            3-x                           3-024      Red Roof Inn Mobile North
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-y                           3-025      Red Roof Inn Utica
     50890            3-z                           3-026      Red Roof Inn Milford
     50890            3-aa                          3-027      Red Roof Inn Allentown Bethlehem
     50890            3-ab                          3-028      Red Roof Inn Pittsburgh Cranberry
     50890            3-ac                          3-029      Red Roof Inn Chicago Downers Grove
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-ad                          3-030      Red Roof Inn Detroit Warren
     50890            3-ae                          3-031      Red Roof Inn Lexington South
     50890            3-af                          3-032      Red Roof Inn Tucson South
     50890            3-ag                          3-033      Red Roof Inn Greater Washington Laurel
     50890            3-ah                          3-034      Red Roof Inn Greater Washington Lanham
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-ai                          3-035      Red Roof Inn Buffalo Amherst
     50890            3-aj                          3-036      Red Roof Inn Syracuse
     50890            3-ak                          3-037      Red Roof Inn Austin South
     50890            3-al                          3-038      Red Roof Inn Chicago Willowbrook
     50890            3-am                          3-039      Red Roof Inn Raleigh Downtown NCSU
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-an                          3-040      Red Roof Inn El Paso West
     50890            3-ao                          3-041      Red Roof Inn Aberdeen
     50890            3-ap                          3-042      Red Roof Inn Raleigh Southwest Cary
     50890            3-aq                          3-043      Red Roof Inn Detroit Dearborn
     50890            3-ar                          3-044      Red Roof Inn Akron South
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-as                          3-045      Red Roof Inn Columbia East
     50890            3-at                          3-046      Red Roof Inn Buffalo Hamburg
     50890            3-au                          3-047      Red Roof Inn Greensboro Coliseum
     50890            3-av                          3-048      Red Roof Inn Boston Southborough
     50890            3-aw                          3-049      Red Roof Inn Rockford
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-ax                          3-050      Red Roof Inn Harrisburg North
     50890            3-ay                          3-051      Red Roof Inn Salem
     50890            3-az                          3-052      Red Roof Inn Indianapolis North
     50890            3-ba                          3-053      Red Roof Inn Detroit Rochester Hills
     50890            3-bb                          3-054      Red Roof Inn Columbus East Reynoldsburg
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-bc                          3-055      Red Roof Inn Orlando Convention Center
     50890            3-bd                          3-056      Red Roof Inn Atlanta Town Center Mall
     50890            3-be                          3-057      Red Roof Inn Huntington
     50890            3-bf                          3-058      Red Roof Inn Lexington
     50890            3-bg                          3-059      Red Roof Inn Elkhart
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-bh                          3-060      Red Roof Inn Cleveland Middleburg Heights
     50890            3-bi                          3-061      Red Roof Inn Nashville Airport
     50890            3-bj                          3-062      Red Roof Inn Chicago Arlington Heights
     50890            3-bk                          3-063      Red Roof Inn Toledo University
     50890            3-bl                          3-064      Red Roof Inn Champaign
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-bm                          3-065      Red Roof Inn Louisville SE Fairgrounds
     50890            3-bn                          3-066      Red Roof Inn Charleston West Hurricane
     50890            3-bo                          3-067      Red Roof Inn Cleveland Westlake
     50890            3-bp                          3-068      Red Roof Inn Detroit Taylor
     50890            3-bq                          3-069      Red Roof Inn LaFayette
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-br                          3-070      Red Roof Inn Columbus Dublin
     50890            3-bs                          3-071      Red Roof Inn Houston West
     50890            3-bt                          3-072      Red Roof Inn Detroit Airport Belleville
     50890            3-bu                          3-073      Red Roof Inn Michigan City
     50890            3-bv                          3-074      Red Roof Inn Jacksonville Airport
----------------------------------------------------------------------------------------------------------------------------------
     50890            3-bw                          3-075      Red Roof Inn Detroit Plymouth
     50890            3-bx                          3-076      Red Roof Inn Boston Mansfield Foxboro
     50890            3-by                          3-077      Red Roof Inn Dayton North
     50890            3-bz                          3-078      Red Roof Inn Louisville East
     50890            3-ca                          3-079      Red Roof Inn Dallas Fort Worth Airport
----------------------------------------------------------------------------------------------------------------------------------
     49477             7              7                        Logan Hotel Portfolio
     49477            7-a                           7-001      Holiday Inn Select Minneapolis Airport
     49477            7-b                           7-002      Doubletree - Little Rock
     49477            7-c                           7-003      Radisson Hotel Duluth Harborview
     48811             11             11           11-001      City Center Englewood
----------------------------------------------------------------------------------------------------------------------------------
     50762             15             15           15-001      St. Mark's Place Apartments
     48410             16             16           16-001      Merrillville Plaza
     43402             20             20           20-001      Bend River Mall
     50687             30             30           30-001      The Walker Building
     50000             32             32           32-001      Residence Inn Milwaukee
----------------------------------------------------------------------------------------------------------------------------------
     50966             38             38           38-001      Corona Plaza
     50652             39             39                       Fabco Stores Portfolio
     50652            39-a                         39-001      119-18 Liberty Avenue
     50652            39-b                         39-002      1151 & 1153 Liberty Avenue
     50652            39-c                         39-003      5204 & 5208 Fifth Avenue
----------------------------------------------------------------------------------------------------------------------------------
     50652            39-d                         39-004      122 East 125th Street
     51040             45             45           45-001      AMC Leawood 20
     50769             46             46           46-001      Lillian August Designs - Norwalk
     49966             53             53           53-001      300 Stillwater Avenue
     50931             54             54           54-001      Huntington Medical Center
----------------------------------------------------------------------------------------------------------------------------------
     50275             58             58           58-001      Hilltop Inn & Suites
     50101             60             60           60-001      Greene & Mercer Street Retail
     50700             64             64           64-001      Palmetto Place Apartments
     50828             68             68           68-001      Imperial Hornet Building
     50765             76             76           76-001      Homewood Suites Vancouver
----------------------------------------------------------------------------------------------------------------------------------
     49227             79             79           79-001      Silo Shopping Center
     50447             88             88           88-001      Fairhaven Gardens Apartments
     50883             93             93           93-001      Village at Westfork
     47471             97             97           97-001      1270 Gerard Avenue
     50054            101            101           101-001     Radisson Scranton
----------------------------------------------------------------------------------------------------------------------------------
     51378            103            103           103-001     Bridgeport Apartments
     50403            107            107           107-001     Iron Horse Apartments
     50773            127            127           127-001     First Avenue Apartments
     50810            140            140           140-001     8335 Sunset Boulevard
     51071            142            142           142-001     984 Sheridan Avenue
----------------------------------------------------------------------------------------------------------------------------------
     50677            150            150           150-001     Magnolia Industrial
     51072            151            151           151-001     2544 Valentine Avenue
     48150            159            159           159-001     4310 Buffalo Gap Road
     50389            164            164           164-001     24 Simon Street
     50545            165            165           165-001     Rite Aid - Grand Blanc
----------------------------------------------------------------------------------------------------------------------------------
     50547            166            166           166-001     Rite Aid Independence
     50546            177            177           177-001     Rite Aid Novi
     51114            182            182           182-001     21 East Street
     50668            185            185           185-001     18 Eliot Street
     50172            188            188           188-001     Rite Aid Narberth
----------------------------------------------------------------------------------------------------------------------------------
     50046            189            189           189-001     Rite Aid - Ypsilanti, MI
     47125            192            192           192-001     Rite Aid Ionia
     51488            195            195                       VFI Southern Portfolio
     51488           195-a                         195-001     Compass Bank
     51488           195-b                         195-002     AutoZone - Chesterland
----------------------------------------------------------------------------------------------------------------------------------
     51488           195-c                         195-003     Autozone - Vidalia
     51488           195-d                         195-004     Autozone - Killeen
     51370            198            198           198-001     369 West 46th Street
     50394            204            204           204-001     Bow Street
     50653            237            237           237-001     50 Memorial Plaza
----------------------------------------------------------------------------------------------------------------------------------
     49885            238            238           238-001     365-377 Elm Street
     50070            239            239           239-001     56 - 66 Merrimack Street
     49537            243            243           243-001     3590 Oceanside Road

    SELLER
    LOAN ID      ADDRESS                                              CITY                               STATE        ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------

     50890       Various                                              Various                           Various       Various
     50890       162 E Ontario St                                     Chicago                             IL           60611
     50890       5975 Richmond Hwy                                    Alexandria                          VA           22303
     50890       15 Meadowlands Pkwy                                  Secaucus                            NJ           07094
     50890       49 Industrial Highway                                Essington                           PA           19029
-----------------------------------------------------------------------------------------------------------------------------------
     50890       1011 East Houston Street                             San Antonio                         TX           78205
     50890       1309 W Main St                                       Charlottesville                     VA           22903
     50890       1925 Davis Boulevard                                 Naples                              FL           34104
     50890       19 Commerce Way                                      Woburn                              MA           01801
     50890       3100 Cabot Blvd W                                    Langhorne                           PA           19047
-----------------------------------------------------------------------------------------------------------------------------------
     50890       3100 Lincoln Hwy                                     Trevose                             PA           19053
     50890       5001 North US 301                                    Tampa                               FL           33610
     50890       1006 West Calton Road                                Laredo                              TX           78041
     50890       8000 Washington Blvd                                 Jessup                              MD           20794
     50890       11314 Boardwalk Dr                                   Baton Rouge                         LA           70816
-----------------------------------------------------------------------------------------------------------------------------------
     50890       6170 Oxon Hill Rd                                    Oxon Hill                           MD           20745
     50890       4940 W Ina Rd                                        Tucson                              AZ           85743
     50890       188 Wolf Rd                                          Albany                              NY           12205
     50890       3500 SW 42nd Street                                  Gainesville                         FL           32608
     50890       5823 Wilson Avenue                                   St. Louis                           MO           63110
-----------------------------------------------------------------------------------------------------------------------------------
     50890       603 Fellowship Rd                                    Mount Laurel                        NJ           08054
     50890       146 Maple Dr                                         Bowmansville                        NY           14026
     50890       7480 Northwoods Blvd                                 North Charleston                    SC           29406
     50890       4820 W Henrietta Rd                                  Henrietta                           NY           14467
     50890       33 East I-65 Service Road South                      Mobile                              AL           36606
-----------------------------------------------------------------------------------------------------------------------------------
     50890       20 Weaver St                                         Utica                               NY           13502
     50890       10 Rowe Ave                                          Milford                             CT           06460
     50890       1846 Catasauqua Road                                 Allentown                           PA           18109
     50890       20009 Route 19                                       Cranberry Township                  PA           16066
     50890       1113 Butterfield Rd                                  Downers Grove                       IL           60515
-----------------------------------------------------------------------------------------------------------------------------------
     50890       26300 Dequindre Rd                                   Warren                              MI           48091
     50890       2651 Wilhite Dr                                      Lexington                           KY           40503
     50890       3704 E Irvington Rd                                  Tucson                              AZ           85714
     50890       12525 Laurel Bowie Rd                                Laurel                              MD           20708
     50890       9050 Lanham Severn Rd                                Lanham                              MD           20706
-----------------------------------------------------------------------------------------------------------------------------------
     50890       42 Flint Rd                                          Amherst                             NY           14226
     50890       6614 N Thompson Road                                 Syracuse                            NY           13206
     50890       4701 South Interstate Highway 35                     Austin                              TX           78744
     50890       7535 Kingery Hwy                                     Willowbrook                         IL           60527
     50890       1813 S Saunders St                                   Raleigh                             NC           27603
-----------------------------------------------------------------------------------------------------------------------------------
     50890       7530 Remcon Circle                                   El Paso                             TX           79912
     50890       988 Hospitality Way                                  Aberdeen                            MD           21001
     50890       1800 Walnut St                                       Cary                                NC           27511
     50890       24130 Michigan Ave                                   Dearborn                            MI           48124
     50890       2939 S Arlington Rd                                  Akron                               OH           44312
-----------------------------------------------------------------------------------------------------------------------------------
     50890       7580 Two Notch Rd                                    Columbia                            SC           29223
     50890       5370 Camp Rd                                         Hamburg                             NY           14075
     50890       2101 W Meadowview Rd                                 Greensboro                          NC           27403
     50890       367 Turnpike Rd                                      Southborough                        MA           01772
     50890       7434 E State St                                      Rockford                            IL           61108
-----------------------------------------------------------------------------------------------------------------------------------
     50890       400 Corporate Cir                                    Harrisburg                          PA           17110
     50890       15 Red Roof Ln                                       Salem                               NH           03079
     50890       9520 Valparaiso Court                                Indianapolis                        IN           46268
     50890       2580 Crooks Rd                                       Rochester Hills                     MI           48309
     50890       2449 Brice Rd                                        Reynoldsburg                        OH           43068
-----------------------------------------------------------------------------------------------------------------------------------
     50890       9922 Hawaiian Court                                  Orlando                             FL           32819
     50890       520 Roberts Ct NW                                    Kennesaw                            GA           30144
     50890       5190 US Rte 60 E                                     Huntington                          WV           25705
     50890       1980 Haggard Ct                                      Lexington                           KY           40505
     50890       2902 Cassopolis Street                               Elkhart                             IN           46514
-----------------------------------------------------------------------------------------------------------------------------------
     50890       17555 Bagley Rd                                      Middleburg Heights                  OH           44130
     50890       510 Claridge Dr                                      Nashville                           TN           37214
     50890       22 W Algonquin Rd                                    Arlington Heights                   IL           60005
     50890       3530 Executive Pkwy                                  Toledo                              OH           43606
     50890       212 W Anthony Dr                                     Champaign                           IL           61820
-----------------------------------------------------------------------------------------------------------------------------------
     50890       3322 Red Roof Inn Pl                                 Louisville                          KY           40218
     50890       500 Putnam Village Dr                                Hurricane                           WV           25526
     50890       29595 Clemens Road                                   Westlake                            OH           44145
     50890       21230 Eureka Rd                                      Taylor                              MI           48180
     50890       1718 North University Avenue                         Lafayette                           LA           70507
-----------------------------------------------------------------------------------------------------------------------------------
     50890       5125 Post Rd                                         Dublin                              OH           43017
     50890       15701 Park Ten Pl                                    Houston                             TX           77084
     50890       45501 N I 94 Service Dr                              Belleville                          MI           48111
     50890       110 West Kieffer Road                                Michigan City                       IN           46360
     50890       14701 Airport Entrance Road                          Jacksonville                        FL           32218
-----------------------------------------------------------------------------------------------------------------------------------
     50890       39700 Ann Arbor Rd E                                 Plymouth                            MI           48170
     50890       60 Forbes Blvd                                       Mansfield                           MA           02048
     50890       7370 Miller Lane                                     Dayton                              OH           45414
     50890       9330 Blairwood Rd                                    Louisville                          KY           40222
     50890       8150 Esters Blvd                                     Irving                              TX           75063
-----------------------------------------------------------------------------------------------------------------------------------
     49477       Various                                              Various                           Various       Various
     49477       3 Appletree Square                                   Bloomington                         MN           55425
     49477       424 West Markham                                     Little Rock                         AR           72201
     49477       505 W. Superior Street                               Duluth                              MN           55802
     48811       W. Hampden Avenue at Santa Fe Dr.                    Englewood                           CO           80110
-----------------------------------------------------------------------------------------------------------------------------------
     50762       115, 119 and 121 St. Mark's Place and 131 Avenue A   New York                            NY           10009
     48410       1600 East 80th Street                                Merrillville                        IN           46410
     43402       3188 North Highway 97                                Bend                                OR           97701
     50687       734 15th Street, NW                                  Washington                          DC           20005
     50000       648 North Plankinton Avenue                          Milwaukee                           WI           53203
-----------------------------------------------------------------------------------------------------------------------------------
     50966       103-12 Through 26A Roosevelt Avenue                  Corona                              NY           11368
     50652       Various                                              Various                             NY          Various
     50652       119-18 Liberty Avenue                                Ozone Park                          NY           11419
     50652       1151 - 1153 Liberty Avenue                           Brooklyn                            NY           11208
     50652       5204 & 5208 Fifth Avenue                             Brooklyn                            NY           11220
-----------------------------------------------------------------------------------------------------------------------------------
     50652       122 East 125th Street                                New York                            NY           10035
     51040       11701 Nall Avenue                                    Shawnee Mission                     KS           66211
     50769       32 & 39 Knight Street                                Norwalk                             CT           06851
     49966       300 Stillwater Avenue                                Stamford                            CT           06762
     50931       180 E. Pulaski Rd.                                   Huntington Station                  NY           11746
-----------------------------------------------------------------------------------------------------------------------------------
     50275       373 Norwich Westerly Road                            North Stonington                    CT           06359
     50101       92-94 Greene Street & 109 Mercer Street              New York                            NY           10012
     50700       6000 Palmetto Place                                  Fort Mill                           SC           29708
     50828       2310 E. Imperial Highway                             El Segundo                          CA           90245
     50765       701 SE Columbia Shores Blvd.                         Vancouver                           WA           98661
-----------------------------------------------------------------------------------------------------------------------------------
     49227       16800 Georgia Avenue                                 Olney                               MD           20832
     50447       1-6 Abbott Lane                                      Concord                             MA           01742
     50883       600 Thornton Road                                    Lithia Springs                      GA           30122
     47471       1270 Gerard Avenue                                   Bronx                               NY           10452
     50054       700 Lackawanna Avenue                                Scranton                            PA           18503
-----------------------------------------------------------------------------------------------------------------------------------
     51378       850 Hancock Ave., 1575 Iranistan Ave.,               Bridgeport                          CT           06850
                 900 Norman St., 2240 E. Main St., 300
                 French St., 644-654 Park St., 85 Price St.,
                 80 Granfield Ave., 30 Granfield Ave.
     50403       2506 Country Club Boulevard                          Stockton                            CA           95204
     50773       218 First Avenue                                     New York                            NY           10009
     50810       8335 Sunset Boulevard                                Los Angeles                         CA           90069
     51071       984 Sheridan Avenue                                  Bronx                               NY           10456
-----------------------------------------------------------------------------------------------------------------------------------
     50677       2635 East Magnolia Street                            Phoenix                             AZ           85034
     51072       2544 Valentine Avenue                                Bronx                               NY           10458
     48150       4310 Buffalo Gap Road                                Abilene                             TX           79606
     50389       24 Simon Street                                      Nashua                              NH           03060
     50545       8360 South Saginaw Street                            Grand Blanc Township                MI           48439
-----------------------------------------------------------------------------------------------------------------------------------
     50547       5751 Clarkston Road                                  Independence Township               MI           48348
     50546       42481 Thirteen Mile Road                             Novi                                MI           48377
     51114       21 East Street                                       Winchester                          MA           01890
     50668       18 Eliot Street                                      Cambridge                           MA           02139
     50172       650 Montgomery Avenue                                Narberth                            PA           19072
-----------------------------------------------------------------------------------------------------------------------------------
     50046       753 Grove Street                                     Ypsilanti                           MI           48198
     47125       431 West Lincoln Avenue                              Ionia                               MI           48846
     51488       Various                                              Various                           Various       Various
     51488       10575 Culebra Road                                   San Antonio                         TX           78251
     51488       8189 Mayfield Road                                   Chesterland                         OH           44026
-----------------------------------------------------------------------------------------------------------------------------------
     51488       1204 East 1st Street                                 Vidalia                             GA           30474
     51488       2305 West Stan Schlueter Loop                        Killeen                             TX           76549
     51370       369 West 46th Street                                 New York                            NY           10036
     50394       33, 35-43 and 47 Bow Street                          Portsmouth                          NH           03801
     50653       50 Memorial Plaza                                    Pleasantville                       NY           10570
-----------------------------------------------------------------------------------------------------------------------------------
     49885       365-377 Elm Street                                   Gardner                             MA           01440
     50070       56 - 66 Merrimack Street                             Haverhill                           MA           01830
     49537       3590 Oceanside Road                                  Oceanside                           NY           11572

                                                                       MONTHLY          MONTHLY
                                                   CUT-OFF                DEBT     DEBT SERVICE          FIRST
     SELLER                ORIGINAL                   DATE             SERVICE         AFTER IO         PAYMENT       INTEREST
    LOAN ID              BALANCE ($)       BALANCE ($) (3)         ($) (4) (5)      ($) (4) (5)          DATE         RATE (4)
----------------------------------------------------------------------------------------------------------------------------------

     50890              186,000,000            186,000,000        1,203,056.12         NAP             10/1/2007       6.7230%
     50890               12,255,977             12,255,977
     50890                5,527,434              5,527,434
     50890                5,475,050              5,475,050
     50890                5,019,880              5,019,880
----------------------------------------------------------------------------------------------------------------------------------
     50890                5,014,695              5,014,695
     50890                4,057,008              4,057,008
     50890                4,045,527              4,045,527
     50890                3,904,363              3,904,363
     50890                3,796,528              3,796,528
----------------------------------------------------------------------------------------------------------------------------------
     50890                3,444,154              3,444,154
     50890                3,201,522              3,201,522
     50890                3,143,513              3,143,513
     50890                3,131,080              3,131,080
     50890                3,091,239              3,091,239
----------------------------------------------------------------------------------------------------------------------------------
     50890                2,972,464              2,972,464
     50890                2,920,913              2,920,913
     50890                2,919,347              2,919,347
     50890                2,834,611              2,834,611
     50890                2,755,294              2,755,294
----------------------------------------------------------------------------------------------------------------------------------
     50890                2,755,157              2,755,157
     50890                2,730,375              2,730,375
     50890                2,636,437              2,636,437
     50890                2,579,029              2,579,029
     50890                2,576,223              2,576,223
----------------------------------------------------------------------------------------------------------------------------------
     50890                2,529,705              2,529,705
     50890                2,495,851              2,495,851
     50890                2,469,784              2,469,784
     50890                2,432,378              2,432,378
     50890                2,412,028              2,412,028
----------------------------------------------------------------------------------------------------------------------------------
     50890                2,373,374              2,373,374
     50890                2,358,018              2,358,018
     50890                2,329,108              2,329,108
     50890                2,269,069              2,269,069
     50890                2,211,934              2,211,934
----------------------------------------------------------------------------------------------------------------------------------
     50890                2,202,444              2,202,444
     50890                2,195,421              2,195,421
     50890                2,177,346              2,177,346
     50890                2,169,240              2,169,240
     50890                2,148,184              2,148,184
----------------------------------------------------------------------------------------------------------------------------------
     50890                2,144,692              2,144,692
     50890                2,106,972              2,106,972
     50890                2,082,792              2,082,792
     50890                2,020,346              2,020,346
     50890                1,924,327              1,924,327
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,899,646              1,899,646
     50890                1,880,016              1,880,016
     50890                1,797,026              1,797,026
     50890                1,788,249              1,788,249
     50890                1,761,283              1,761,283
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,703,257              1,703,257
     50890                1,685,620              1,685,620
     50890                1,656,644              1,656,644
     50890                1,645,598              1,645,598
     50890                1,619,793              1,619,793
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,610,667              1,610,667
     50890                1,564,506              1,564,506
     50890                1,527,167              1,527,167
     50890                1,526,032              1,526,032
     50890                1,471,664              1,471,664
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,416,142              1,416,142
     50890                1,409,546              1,409,546
     50890                1,344,542              1,344,542
     50890                1,322,004              1,322,004
     50890                1,315,282              1,315,282
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,299,102              1,299,102
     50890                1,292,748              1,292,748
     50890                1,281,264              1,281,264
     50890                1,279,459              1,279,459
     50890                1,216,913              1,216,913
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,189,778              1,189,778
     50890                1,162,504              1,162,504
     50890                1,142,069              1,142,069
     50890                1,129,091              1,129,091
     50890                1,124,062              1,124,062
----------------------------------------------------------------------------------------------------------------------------------
     50890                1,101,342              1,101,342
     50890                  964,167                964,167
     50890                  831,455                831,455
     50890                  689,874                689,874
     50890                  510,657                510,657
----------------------------------------------------------------------------------------------------------------------------------
     49477               70,300,000             70,300,000          381,328.68         NAP             8/1/2007        6.4200%
     49477               39,475,000             39,475,000
     49477               21,825,000             21,825,000
     49477                9,000,000              9,000,000
     48811               33,000,000             33,000,000          156,250.42         NAP             9/1/2007        5.6040%
----------------------------------------------------------------------------------------------------------------------------------
     50762               27,500,000             27,500,000          143,684.95      168,143.55         8/1/2007        6.1840%
     48410               26,250,000             26,250,000          130,344.92      155,312.22         9/1/2007        5.8770%
     43402               24,500,000             24,500,000          119,026.33      146,865.53         7/1/2005        5.7500%
     50687               20,500,000             20,500,000          106,192.61         NAP             8/1/2007        6.1310%
     50000               19,850,000             19,850,000           92,938.78         NAP             6/1/2007        5.5415%
----------------------------------------------------------------------------------------------------------------------------------
     50966               17,600,000             17,600,000           90,530.81      106,518.70         9/1/2007        6.0880%
     50652               17,150,000             17,107,837          112,646.14         NAP             8/1/2007        6.2040%
     50652                4,616,167              4,604,818
     50652                4,388,818              4,378,029
     50652                4,260,317              4,249,843
----------------------------------------------------------------------------------------------------------------------------------
     50652                3,884,697              3,875,147
     51040               15,350,000             15,329,851           97,553.51         NAP             9/1/2007        5.8560%
     50769               14,720,000             14,720,000           74,759.03         NAP             8/1/2007        6.0110%
     49966               13,720,000             13,720,000           69,054.32      81,879.42          7/1/2007        5.9570%
     50931               13,500,000             13,500,000           65,950.94      79,056.98          9/1/2007        5.7820%
----------------------------------------------------------------------------------------------------------------------------------
     50275               12,500,000             12,500,000           66,504.77      77,347.16          9/1/2007        6.2970%
     50101               12,000,000             12,000,000           54,800.69         NAP             8/1/2007        5.4050%
     50700               11,500,000             11,500,000           54,266.29         NAP             7/1/2007        5.5850%
     50828               11,375,000             11,375,000           55,166.12      66,309.17          7/1/2007        5.7400%
     50765               10,350,000             10,331,320           59,940.33         NAP             8/1/2007        5.6800%
----------------------------------------------------------------------------------------------------------------------------------
     49227               10,200,000             10,200,000           48,713.56         NAP             8/1/2007        5.6525%
     50447                9,100,000              9,100,000           48,161.75         NAP             8/1/2007        6.2640%
     50883                8,750,000              8,750,000           41,444.82      50,265.02          8/1/2007        5.6060%
     47471                8,500,000              8,500,000           42,005.84      50,139.55          1/1/2007        5.8490%
     50054                8,300,000              8,293,895           52,140.01         NAP             9/1/2007        6.4410%
----------------------------------------------------------------------------------------------------------------------------------
     51378                8,136,000              8,136,000           43,719.70      50,678.26          9/1/2007        6.3600%
     50403                8,000,000              8,000,000           37,601.76         NAP             6/1/2007        5.5630%
     50773                6,200,000              6,200,000           32,446.81      37,948.94          9/1/2007        6.1940%
     50810                5,850,000              5,850,000           32,864.07      37,551.07          8/1/2007        6.6490%
     51071                5,800,000              5,800,000           30,123.15      35,323.97          9/1/2007        6.1470%
----------------------------------------------------------------------------------------------------------------------------------
     50677                5,470,000              5,470,000           26,408.07         NAP             7/1/2007        5.7140%
     51072                5,400,000              5,400,000           28,501.94      33,238.19          9/1/2007        6.2470%
     48150                4,975,000              4,975,000           26,338.59      30,683.72          8/1/2007        6.2660%
     50389                4,750,000              4,750,000           22,667.18      27,412.69          6/1/2007        5.6480%
     50545                4,600,000              4,600,000           22,301.16      26,809.30          7/1/2007        5.7380%
----------------------------------------------------------------------------------------------------------------------------------
     50547                4,575,000              4,575,000           22,179.96      26,663.59          7/1/2007        5.7380%
     50546                4,010,000              4,010,000           19,440.80      23,370.71          7/1/2007        5.7380%
     51114                3,870,000              3,870,000           20,645.46      23,989.58          8/1/2007        6.3140%
     50668                3,775,000              3,775,000           19,889.88      23,208.96          8/1/2007        6.2360%
     50172                3,750,000              3,728,637           23,284.28         NAP             6/1/2007        5.6140%
----------------------------------------------------------------------------------------------------------------------------------
     50046                3,680,000              3,680,000           17,840.93      21,447.44          7/1/2007        5.7380%
     47125                3,540,000              3,540,000           17,162.20      20,631.50          7/1/2007        5.7380%
     51488                3,436,800              3,431,749           21,619.05         NAP             8/1/2007        6.4540%
     51488                1,312,000              1,310,072
     51488                  988,000                986,548
----------------------------------------------------------------------------------------------------------------------------------
     51488                  652,800                651,841
     51488                  484,000                483,289
     51370                3,300,000              3,300,000           17,222.68      20,162.25          7/1/2007        6.1770%
     50394                3,200,000              3,191,688           19,418.71         NAP             7/1/2007        6.1130%
     50653                2,425,000              2,425,000           11,981.97      14,302.97          8/1/2007        5.8480%
----------------------------------------------------------------------------------------------------------------------------------
     49885                2,400,000              2,400,000           11,096.00      13,584.80          7/1/2007        5.4720%
     50070                2,330,000              2,323,783           13,968.03         NAP             7/1/2007        5.9990%
     49537                2,000,000              1,994,956           12,296.14         NAP             7/1/2007        6.2360%

                       INTEREST             MATURITY          ARD              ORIGINAL                  STATED REMAINING
     SELLER             ACCRUAL               DATE           LOAN          TERM TO MATURITY              TERM TO MATURITY
    LOAN ID              BASIS               OR ARD          (Y/N)           OR ARD (MOS.)                 OR ARD (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

     50890            Actual/360            9/1/2017          No                  120                           120
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
----------------------------------------------------------------------------------------------------------------------------------
     49477            Actual/360            7/1/2012          No                  60                            58
     49477
     49477
     49477
     48811            Actual/360            8/1/2017          No                  120                           119
----------------------------------------------------------------------------------------------------------------------------------
     50762            Actual/360            7/1/2017          No                  120                           118
     48410            Actual/360            8/1/2017          No                  120                           119
     43402            Actual/360            6/1/2017          No                  144                           117
     50687            Actual/360            7/1/2012          No                  60                            58
     50000            Actual/360            5/1/2012          No                  60                            56
----------------------------------------------------------------------------------------------------------------------------------
     50966            Actual/360            8/1/2017          No                  120                           119
     50652            Actual/360            7/1/2017          No                  120                           118
     50652
     50652
     50652
----------------------------------------------------------------------------------------------------------------------------------
     50652
     51040            Actual/360            8/1/2017          No                  120                           119
     50769            Actual/360            7/1/2017          No                  120                           118
     49966            Actual/360            6/1/2017          No                  120                           117
     50931            Actual/360            8/1/2017          No                  120                           119
----------------------------------------------------------------------------------------------------------------------------------
     50275            Actual/360            8/1/2017          No                  120                           119
     50101            Actual/360            7/1/2017          No                  120                           118
     50700            Actual/360            6/1/2017          No                  120                           117
     50828            Actual/360            6/1/2017          No                  120                           117
     50765            Actual/360            7/1/2017          No                  120                           118
----------------------------------------------------------------------------------------------------------------------------------
     49227            Actual/360            7/1/2017          No                  120                           118
     50447            Actual/360            7/1/2012          No                  60                            58
     50883            Actual/360            7/1/2017          No                  120                           118
     47471            Actual/360           12/1/2012          No                  72                            63
     50054            Actual/360            8/1/2017          No                  120                           119
----------------------------------------------------------------------------------------------------------------------------------
     51378            Actual/360            8/1/2017          No                  120                           119
     50403            Actual/360            5/1/2017          No                  120                           116
     50773            Actual/360            8/1/2017          No                  120                           119
     50810            Actual/360            7/1/2017          No                  120                           118
     51071            Actual/360            8/1/2012          No                  60                            59
----------------------------------------------------------------------------------------------------------------------------------
     50677            Actual/360            6/1/2017          Yes                 120                           117
     51072            Actual/360            8/1/2012          No                  60                            59
     48150            Actual/360            7/1/2017          No                  120                           118
     50389            Actual/360            5/1/2017          Yes                 120                           116
     50545            Actual/360            6/1/2017          Yes                 120                           117
----------------------------------------------------------------------------------------------------------------------------------
     50547            Actual/360            6/1/2017          Yes                 120                           117
     50546            Actual/360            6/1/2017          Yes                 120                           117
     51114            Actual/360            7/1/2017          No                  120                           118
     50668            Actual/360            7/1/2017          No                  120                           118
     50172            Actual/360            5/1/2017          No                  120                           116
----------------------------------------------------------------------------------------------------------------------------------
     50046            Actual/360            6/1/2017          Yes                 120                           117
     47125            Actual/360            6/1/2017          Yes                 120                           117
     51488            Actual/360            7/1/2017          No                  120                           118
     51488
     51488
----------------------------------------------------------------------------------------------------------------------------------
     51488
     51488
     51370            Actual/360            6/1/2017          No                  120                           117
     50394            Actual/360            6/1/2017          No                  120                           117
     50653            Actual/360            7/1/2017          No                  120                           118
----------------------------------------------------------------------------------------------------------------------------------
     49885            Actual/360            6/1/2017          No                  120                           117
     50070            Actual/360            6/1/2017          No                  120                           117
     49537            Actual/360            6/1/2017          No                  120                           117

                   ORIGINAL            REMAINING            REMAINING          CROSSED     PREPAYMENT
     SELLER      AMORTIZATION         AMORTIZATION        INTEREST ONLY         WITH       PROVISIONS
    LOAN ID     TERM (MOS.) (4)     TERM (MOS.) (4)       PERIOD (MOS.)      OTHER LOANS   (# OF PAYMENTS) (8)
------------------------------------------------------------------------------------------------------------------------------------

     50890            360                 360                   0                          LO(24)/Flex(92)/Open(4)
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     50890
     50890
     50890
     50890
     50890
------------------------------------------------------------------------------------------------------------------------------------
     49477             0                   0                   58                          LO(26)/Defeasance(27)/Open(7)
     49477
     49477
     49477
     48811             0                   0                   119                         LO(25)/Defeasance(91)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
     50762            360                 360                  82                          GRTR3% or YM(24)/GRTR1% or YM(94)/Open(2)
     48410            360                 360                  59                          LO(25)/Defeasance(92)/Open(3)
     43402            336                 336                  33                          LO(54)/Defeasance(89)/Open(1)
     50687             0                   0                   58                          LO(26)/Defeasance(33)/Open(1)
     50000             0                   0                   56                          LO(28)/Defeasance(29)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
     50966            360                 360                  83                          LO(25)/Defeasance(91)/Open(4)
     50652            300                 298                   0                          LO(26)/Defeasance(92)/Open(2)
     50652
     50652
     50652
------------------------------------------------------------------------------------------------------------------------------------
     50652
     51040            300                 299                   0                          LO(25)/Defeasance(93)/Open(2)
     50769             0                   0                   118                         GRTR3% or YM(25)/GRTR1% or YM(91)/Open(4)
     49966            360                 360                  57                          GRTR3% or YM(25)/GRTR1% or YM(91)/Open(4)
     50931            360                 360                  59                          LO(25)/Defeasance(94)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
     50275            360                 360                  47                          LO(25)/Defeasance(94)/Open(1)
     50101             0                   0                   118                         LO(26)/Defeasance(91)/Open(3)
     50700             0                   0                   117                         GRTR1% or YM(119)/Open(1)
     50828            360                 360                  33                          LO(35)/Defeasance(84)/Open(1)
     50765            360                 358                   0                          LO(26)/Defeasance(93)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
     49227             0                   0                   118                         LO(26)/Defeasance(92)/Open(2)
     50447             0                   0                   58                          LO(26)/GRTR1% or YM(31)/Open(3)
     50883            360                 360                  58                          LO(26)/Defeasance(92)/Open(2)
     47471            360                 360                   3                          GRTR2% or YM(71)/Open(1)
     50054            360                 359                   0                          LO(25)/Defeasance(94)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
     51378            360                 360                  35                          LO(25)/Defeasance(91)/Open(4)
     50403             0                   0                   116                         LO(47)/Defeasance(69)/Open(4)
     50773            360                 360                  83                          LO(25)/GRTR1% or YM(91)/Open(4)
     50810            360                 360                  58                          LO(26)/Defeasance(92)/Open(2)
     51071            360                 360                  11                          GRTR2% or YM(59)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
     50677             0                   0                   117                         LO(47)/GRTR1% or YM(72)/Open(1)
     51072            360                 360                  11                          GRTR2% or YM(59)/Open(1)
     48150            360                 360                  34                          LO(26)/Defeasance(90)/Open(4)
     50389            360                 360                  32                          LO(28)/Defeasance(90)/Open(2)
     50545            360                 360                  57                          LO(27)/Defeasance(89)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
     50547            360                 360                  57                          LO(27)/Defeasance(89)/Open(4)
     50546            360                 360                  57                          LO(27)/Defeasance(89)/Open(4)
     51114            360                 360                  22                          LO(26)/Defeasance(93)/Open(1)
     50668            360                 360                  58                          LO(26)/Defeasance(93)/Open(1)
     50172            300                 296                   0                          LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
     50046            360                 360                  57                          LO(27)/Defeasance(89)/Open(4)
     47125            360                 360                  57                          LO(27)/Defeasance(89)/Open(4)
     51488            360                 358                   0                          LO(26)/Defeasance(90)/Open(4)
     51488
     51488
------------------------------------------------------------------------------------------------------------------------------------
     51488
     51488
     51370            360                 360                  21                          LO(23)/GRTR1% or YM(96)/Open(1)
     50394            360                 357                   0                          LO(27)/Defeasance(92)/Open(1)
     50653            360                 360                  58                          LO(26)/Defeasance(90)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
     49885            360                 360                  57                          LO(27)/GRTR1% or YM(92)/Open(1)
     50070            360                 357                   0                          LO(27)/Defeasance(92)/Open(1)
     49537            360                 357                   0                          LO(27)/Defeasance(92)/Open(1)

                                 MORTGAGE
   SELLER        OWNERSHIP         LOAN         ADMINISTRATIVE      PAYMENT                 PAYMENT GRACE PERIOD
   LOAN ID       INTEREST       SELLER (2)         FEE RATE          DATE                 EVENT OF LATE FEE (DAYS)
-------------------------------------------------------------------------------------------------------------------------------

    50890      Fee/Leasehold       BSCMI           0.03123%           1st                            0
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890        Leasehold         BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50890           Fee            BSCMI
    50890        Leasehold         BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
    50890           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    49477      Fee/Leasehold       BSCMI           0.03123%           1st                            0
    49477      Fee/Leasehold       BSCMI
    49477        Leasehold         BSCMI
    49477           Fee            BSCMI
    48811        Leasehold         BSCMI           0.03123%           1st                            0
-------------------------------------------------------------------------------------------------------------------------------
    50762           Fee            BSCMI           0.03123%           1st                            0
    48410           Fee            BSCMI           0.03123%           1st                            0
    43402           Fee            BSCMI           0.03123%           1st                            5
    50687           Fee            BSCMI           0.03123%           1st                            5
    50000           Fee            BSCMI           0.03123%           1st                            0
-------------------------------------------------------------------------------------------------------------------------------
    50966           Fee            BSCMI           0.03123%           1st                            5
    50652           Fee            BSCMI           0.03123%           1st                            5
    50652           Fee            BSCMI
    50652           Fee            BSCMI
    50652           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    50652           Fee            BSCMI
    51040           Fee            BSCMI           0.03123%           1st                            5
    50769           Fee            BSCMI           0.03123%           1st                            5
    49966           Fee            BSCMI           0.03123%           1st                            5
    50931           Fee            BSCMI           0.05623%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    50275           Fee            BSCMI           0.03123%           1st                            5
    50101           Fee            BSCMI           0.03123%           1st                            5
    50700           Fee            BSCMI           0.07123%           1st                            5
    50828      Fee/Leasehold       BSCMI           0.04123%           1st                            5
    50765           Fee            BSCMI           0.05623%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    49227           Fee            BSCMI           0.03123%           1st                            5
    50447        Leasehold         BSCMI           0.08123%           1st                            5
    50883           Fee            BSCMI           0.03123%           1st                            5
    47471           Fee            BSCMI           0.03123%           1st                            5
    50054           Fee            BSCMI           0.07123%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    51378           Fee            BSCMI           0.04123%           1st                            5
    50403           Fee            BSCMI           0.04123%           1st                            0
    50773           Fee            BSCMI           0.03123%           1st                            0
    50810           Fee            BSCMI           0.03123%           1st                            5
    51071           Fee            BSCMI           0.03123%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    50677           Fee            BSCMI           0.03123%           1st                            5
    51072           Fee            BSCMI           0.03123%           1st                            5
    48150           Fee            BSCMI           0.03123%           1st                            5
    50389           Fee            BSCMI           0.03123%           1st                            5
    50545           Fee            BSCMI           0.03123%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    50547           Fee            BSCMI           0.03123%           1st                            5
    50546           Fee            BSCMI           0.03123%           1st                            5
    51114           Fee            BSCMI           0.07123%           1st                            5
    50668           Fee            BSCMI           0.07123%           1st                            0
    50172           Fee            BSCMI           0.03123%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    50046           Fee            BSCMI           0.03123%           1st                            5
    47125           Fee            BSCMI           0.03123%           1st                            5
    51488      Fee/Leasehold       BSCMI           0.04123%           1st                            5
    51488           Fee            BSCMI
    51488           Fee            BSCMI
-------------------------------------------------------------------------------------------------------------------------------
    51488        Leasehold         BSCMI
    51488           Fee            BSCMI
    51370           Fee            BSCMI           0.04123%           1st                            5
    50394           Fee            BSCMI           0.07123%           1st                            5
    50653           Fee            BSCMI           0.03123%           1st                            5
-------------------------------------------------------------------------------------------------------------------------------
    49885           Fee            BSCMI           0.03123%           1st                            5
    50070           Fee            BSCMI           0.03123%           1st                            5
    49537           Fee            BSCMI           0.03123%           1st                            5

   SELLER       LETTER OF                                                                                    MASTER
   LOAN ID       CREDIT                           BORROWER                                                  SERVICER
------------------------------------------------------------------------------------------------------------------------------------

    50890                    R-Roof I, LLC, R-Roof II, LLC, and R-Roof III, LLC              Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
    50890                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    49477                    TB Bloomington LLC, TB Duluth LLC and TB Little                 Wells Fargo Bank, National Association
                             Rock LLC
    49477                                                                                    Wells Fargo Bank, National Association
    49477                                                                                    Wells Fargo Bank, National Association
    49477                                                                                    Wells Fargo Bank, National Association
    48811                    WRI-GDC Englewood, LLC                                          Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50762                    Avenue A at St. Marks Associates, LLC and Avenue                Wells Fargo Bank, National Association
                             A Schneider Partners, LLC
    48410                    Acadia Merrillville Realty, L.P.                                Wells Fargo Bank, National Association
    43402                    RPP Bend I, LLC                                                 Wells Fargo Bank, National Association
    50687                    Willcap Holdings, LLC                                           Wells Fargo Bank, National Association
    50000                    Historic Hotel Milwaukee LL, LLC                                Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50966                    Plaza Corona Holdings LLC                                       Wells Fargo Bank, National Association
    50652                    1151 Liberty Avenue LLC, 5204 Fifth Ave LLC, 5208 Fifth         Wells Fargo Bank, National Association
                             Ave LLC, 119-18 Liberty Ave LLC, and FB East 125th Street LLC
    50652                                                                                    Wells Fargo Bank, National Association
    50652                                                                                    Wells Fargo Bank, National Association
    50652                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50652                                                                                    Wells Fargo Bank, National Association
    51040                    EPT Leawood, Inc.                                               Wells Fargo Bank, National Association
    50769                    32-41 Knight Street, LLC                                        Wells Fargo Bank, National Association
    49966                    Stillwater Partners LLC & Spin Water LLC                        Wells Fargo Bank, National Association
    50931                    Huntington Station Properties, L.P.                             Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50275                    Esplanade Hilltop, LLC                                          Wells Fargo Bank, National Association
    50101                    GreeneMercer Retail LLC                                         Wells Fargo Bank, National Association
    50700                    Palmetto Charlotte, LLC                                         Wells Fargo Bank, National Association
    50828                    Imperial Hornet Developers, LLC                                 Wells Fargo Bank, National Association
    50765                    CSV Lot 3 Limited Partnership                                   Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    49227                    Silo Sub LLC                                                    Wells Fargo Bank, National Association
    50447                    Taymil Concord LLC                                              Wells Fargo Bank, National Association
    50883                    Village at Westfork I LLC and Village at Westfork II LLC        Wells Fargo Bank, National Association
    47471                    North State Realty Associates LLC                               Wells Fargo Bank, National Association
    50054                    Akshar Lackawanna Station Hospitality, L.P.                     Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    51378                    Daniel Real Estate Holdings, LLC                                Wells Fargo Bank, National Association
    50403                    Patmon Iron Horse Limited Partnership                           Wells Fargo Bank, National Association
    50773                    218 First Avenue Associates, LLC                                Wells Fargo Bank, National Association
    50810                    8335 Sunset Blvd. HC, LLC                                       Wells Fargo Bank, National Association
    51071                    N.J.Z. Company LLC                                              Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50677                    AL Magnolia (AZ), LLC, Tani Magnolia (AZ), LLC and              Wells Fargo Bank, National Association
                             Magnolia Industrial Partners (AZ), LLC
    51072                    Kelly Associates LLC                                            Wells Fargo Bank, National Association
    48150                    BBBAM Associates LLC                                            Wells Fargo Bank, National Association
    50389                    Nashua-Garrett 2007, LLC & Nashua-Suffolk 2007, LLC             Wells Fargo Bank, National Association
    50545                    RAC Grand Blanc, L.L.C.                                         Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50547                    RAC Independence, L.L.C.                                        Wells Fargo Bank, National Association
    50546                    RAC Novi, L.L.C.                                                Wells Fargo Bank, National Association
    51114                    21 East Street, LLC                                             Wells Fargo Bank, National Association
    50668                    16-18 Eliot LLC                                                 Wells Fargo Bank, National Association
    50172                    Meetinghouse Development Associates, L.P.                       Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    50046                    RAC Ypsilanti, LLC                                              Wells Fargo Bank, National Association
    47125                    RAC Ionia, L.L.C.                                               Wells Fargo Bank, National Association
    51488                    Volk Family Investments LLC                                     Wells Fargo Bank, National Association
    51488                                                                                    Wells Fargo Bank, National Association
    51488                                                                                    Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    51488                                                                                    Wells Fargo Bank, National Association
    51488                                                                                    Wells Fargo Bank, National Association
    51370                    G-Squared R.E., Inc.                                            Wells Fargo Bank, National Association
    50394                    33-47 Bow Street, LLC                                           Wells Fargo Bank, National Association
    50653                    50 Memorial Plaza LLC                                           Wells Fargo Bank, National Association
------------------------------------------------------------------------------------------------------------------------------------
    49885                    Gardner Commons, LLC                                            Wells Fargo Bank, National Association
    50070                    D.R. Locke LLC                                                  Wells Fargo Bank, National Association
    49537                    SEL Realty, LLC                                                 Wells Fargo Bank, National Association

                                                         NON-TRUST-SERVICED      NON-TRUST-SERVICED
     SELLER        MASTER SERVICER       LOAN GROUP     POOLED MORTGAGE LOAN    POOLED MORTGAGE LOAN
    LOAN ID           FEE RATE          (ONE OR TWO)      APPLICABLE RATE             ACCRUAL
------------------------------------------------------------------------------------------------------

     50890            0.03050%               1
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
     50890            0.03050%
------------------------------------------------------------------------------------------------------
     49477            0.03050%               1
     49477            0.03050%
     49477            0.03050%
     49477            0.03050%
     48811            0.03050%               1
------------------------------------------------------------------------------------------------------
     50762            0.03050%               2
     48410            0.03050%               1
     43402            0.03050%               1
     50687            0.03050%               1
     50000            0.03050%               1
------------------------------------------------------------------------------------------------------
     50966            0.03050%               1
     50652            0.03050%               1
     50652            0.03050%
     50652            0.03050%
     50652            0.03050%
------------------------------------------------------------------------------------------------------
     50652            0.03050%
     51040            0.03050%               1
     50769            0.03050%               1
     49966            0.03050%               1
     50931            0.05550%               1
------------------------------------------------------------------------------------------------------
     50275            0.03050%               1
     50101            0.03050%               1
     50700            0.07050%               2
     50828            0.04050%               1
     50765            0.05550%               1
------------------------------------------------------------------------------------------------------
     49227            0.03050%               1
     50447            0.08050%               2
     50883            0.03050%               1
     47471            0.03050%               2
     50054            0.07050%               1
------------------------------------------------------------------------------------------------------
     51378            0.04050%               2
     50403            0.04050%               2
     50773            0.03050%               2
     50810            0.03050%               1
     51071            0.03050%               2
------------------------------------------------------------------------------------------------------
     50677            0.03050%               1
     51072            0.03050%               2
     48150            0.03050%               1
     50389            0.03050%               1
     50545            0.03050%               1
------------------------------------------------------------------------------------------------------
     50547            0.03050%               1
     50546            0.03050%               1
     51114            0.07050%               1
     50668            0.07050%               1
     50172            0.03050%               1
------------------------------------------------------------------------------------------------------
     50046            0.03050%               1
     47125            0.03050%               1
     51488            0.04050%               1
     51488            0.03050%
     51488            0.03050%
--------------------------------------------------------------------------------------------
     51488            0.03050%
     51488            0.03050%
     51370            0.04050%               1
     50394            0.07050%               1
     50653            0.03050%               1
--------------------------------------------------------------------------------------------
     49885            0.03050%               2
     50070            0.03050%               1
     49537            0.03050%               1

                                     Ex. A-1

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

            The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

            (a)   The Mortgage Loan Seller is a corporation duly organized,
validly existing and in good standing under the laws of the State of New York.

            (b)   The Mortgage Loan Seller's execution and delivery of,
performance under, and compliance with this Agreement, will not violate the
Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default)
under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan
Seller to perform its obligations under this Agreement.

            (c)   The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (d)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage
Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (e)   The Mortgage Loan Seller is not in violation of, and its
execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan
Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (f)   No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (g)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

            (h)   The transfer of the Mortgage Loans to the Purchaser as
contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (i)   The Mortgage Loan Seller is not transferring the Mortgage
Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            (j)   The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

            (k)   After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan
Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            (l)   The Mortgage Loan Seller does not intend to, and does not
believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (m)   No proceedings looking toward liquidation, dissolution or
bankruptcy of the Mortgage Loan Seller are pending or contemplated.

            (n)   The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of New York.

            (o)   The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

            The Purchaser hereby represents and warrants that, as of the Closing
Date:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.

            (b)   The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this
Agreement.

            (c)   This Agreement, assuming due authorization, execution and
delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (d)   No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

            (e)   The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

            (f)   The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1.    Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2.    Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3.    Payment Record. As of the Closing Date, the Mortgage Loan is
not, and in the prior 12 months (or since the date of origination if such
Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage Loan, the Mortgage Loan has not, to the
Mortgage Loan Seller's

                                     Ex. C-1

knowledge, been 60 days or more past due in respect of any Monthly Payment
(without giving effect to any applicable grace period) at any time since the date of origination.

            4.    Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller), unless the related Mortgage has been recorded in the name of

                                     Ex. C-2

Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Mortgage (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5.    Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller) unless the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, in which case no such assignment has been executed. Such assignment of Assignment of Leases (if any) constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6.    Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7.    Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related
Mortgaged Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or
(2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5%
of the original principal balance of the related Mortgage Loan). None of the

                                     Ex. C-3

engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage
Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment)
obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged Property, and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8.    Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), the following:
(a) access to a public road; and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related
Mortgage.

            9.    No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

                                     Ex. C-4

            10.   Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11.   Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.   Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related Borrower was identified as a responsible party for such condition or circumstance, (B)
the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage

                                     Ex. C-5

Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage
Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y)

                                     Ex. C-6

provides for a deductible and the amount of that deductible is held in escrow.
Each Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13.   Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any such valid offset, defense, counter claim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14.   Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such

                                     Ex. C-7

hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the Mortgage for each
Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in
Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the
Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a
Mortgaged Property is in an area identified in the Federal Register by the
Federal Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15.   Taxes and Assessments. To the Mortgage Loan Seller's
knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related
Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16.   Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the
Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related Mortgaged Property that is an Affiliate of the Borrower or
(z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

                                     Ex. C-8

            17.   Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18.   Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)   Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)   The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related
Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (c)   The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld; provided that such Ground Lease has not been terminated and all

                                     Ex. C-9

amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d)   The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged
Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

            (e)   In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such Ground
Lease provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such Ground Lease; to the
Mortgage Loan Seller's knowledge, there is no material default under such Ground
Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the Closing Date;

            (f)   Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated
maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

            (g)   Such Ground Lease requires the lessor to enter into a new
lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related
Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i)   Such Ground Lease does not impose any restrictions on
subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such
Mortgage Loan; and

                                    Ex. C-10

            (j)   Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of such Ground
Lease.

            19.   Qualified Mortgage. Such Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(f)(2)).

            20.   Advancement of Funds. In the case of each Mortgage Loan,
neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.   No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22.   Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

            23.   Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any

                                    Ex. C-11

mortgage liens junior to or of equal priority with the liens of the related
Mortgage. Each of the related Mortgage Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24.   No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.   Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.   Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27.   Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28.   Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial

                                    Ex. C-12

release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29.   Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30.   Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31.   Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32.   No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach;
provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C.
Neither the Mortgage Loan Seller nor any servicer on

                                    Ex. C-13

behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the
Mortgage Loan.

            33.   Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower is directly or indirectly transferred, sold or pledged; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34.   Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            35.   Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            36.   Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering

                                    Ex. C-14

such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            37.   Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties"
within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38.   [RESERVED]

            39.   [RESERVED]

            40.   Recourse. The related Mortgage Loan Documents contain
provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud, material misrepresentation or misappropriation or misapplication of rents, insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41.   Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that has not been assigned to the Purchaser.

            42.   Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            43.   Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

                                    Ex. C-15

            44.   Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45.   Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46.   No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

            47.   Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48.   Access Routes. Based solely on surveys, title insurance
reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the Mortgage Loan, the Mortgaged Property had access to a public road.

            49.   Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

            50.   Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51.   Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage.
With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the

                                    Ex. C-16

Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C to this Agreement.

                                    Ex. C-17

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

------------------------------------------------------------------------------------------------------------
REP NO.                           LOAN NO.       LOAN NAME                  EXPLANATION
------------------------------------------------------------------------------------------------------------

Title Insurance                   50403          Iron Horse Apartments      Survey was waived. This is a
                                                                            Property located in California
                                                                            and title insurance has insured
                                                                            over the survey exception in
                                                                            the title report.
------------------------------------------------------------------------------------------------------------

Insurance                         50054          Radisson Scranton          The insurance certificates
                                                                            indicate the property coverage
                                                                            is written with 100%
                                                                            co-insurance limit. However,
                                                                            insurance carried on the
                                                                            property is in excess of the
                                                                            replacement cost, therefore,
                                                                            a co-insurance penalty would not
                                                                            be in effect.

                                  50602          Grandstay                  The insurance certificates
                                                                            indicate the property coverage
                                                                            is written with 90%
                                                                            co-insurance limit. However,
                                                                            insurance carried on the
                                                                            property is in excess of the
                                                                            replacement cost, therefore, a
                                                                            co-insurance penalty would not
                                                                            be in effect.

                                  51488          VFI Southern Portfolio     Autozone Killeen and Compass
                                                                            Bank are ground leased. The
                                                                            related Mortgagor does not
                                                                            maintain property insurance,
                                                                            collateral is land only.
------------------------------------------------------------------------------------------------------------

Leasehold Interests               49477          Logan Hotel Portfolio      The ground lease for the
                                                                            Arkansas property provides that
                                                                            the ground lessor (City of
                                                                            Arkansas) holds insurance
                                                                            proceeds, rather than mortgagee
                                                                            or a trustee appointed by it.

                                  50828          Imperial Hornet Building   A portion of the Property is
                                                                            Ground Leased by the Borrower
                                                                            from the City. The Ground
                                                                            Lease does not contain the
                                                                            standard financeability
------------------------------------------------------------------------------------------------------------

                                    Sch. C-1

------------------------------------------------------------------------------------------------------------

                                                                            provisions. The portion of the
                                                                            Property subject to the ground
                                                                            lease is vacant and was not
                                                                            underwritten. The Property can
                                                                            still operate without the
                                                                            ground leased area. The ground
                                                                            leased area is used for ingress
                                                                            and egress only. The Borrower
                                                                            is required post closing to use
                                                                            commercially reasonable efforts
                                                                            to obtain a satisfactory
                                                                            Landlord Estoppel.

                                  48811          City Center Englewood      The ground lease does not
                                                                            provide that it may not be
                                                                            amended or modified without
                                                                            mortgagee's consent; however,
                                                                            Borrower represented and
                                                                            warranted to mortgagee that the
                                                                            ground lease could not be
                                                                            amended without mortgagee
                                                                            consent and the indemnitor for
                                                                            the loan indemnified mortgagee
                                                                            against losses for any
                                                                            surrender, termination or
                                                                            forfeiture of, or change,
                                                                            modification or amendment in a
                                                                            material or adverse manner of
                                                                            the Ground Lease without
                                                                            Lender's prior written consent.

                                  50890          RRI Hotel Portfolio        Milford, Connecticut (RRI #7197)

                                                                            18(f): The term of the Ground
                                                                            Lease (including all extensions
                                                                            and renewals) is set to expire
                                                                            on August 19, 2028.

                                                                            18(i): As per the Ground
                                                                            Lease, lessee shall not sublet
                                                                            any of the Motel Premises (as
                                                                            defined in the Ground Lease)
                                                                            without lessor's prior consent,
                                                                            which consent shall not be
                                                                            unreasonably withheld. Lessee
                                                                            may sublet any of the Remaining
                                                                            Premises (as defined in the
                                                                            Ground Lease) without the
                                                                            consent of lessor.

                                                                            Mansfield, Massachusetts (RRI
                                                                            #7274)

                                                                            18(i): As per the Ground
                                                                            Lease, lessee shall not sublet
                                                                            any of the
------------------------------------------------------------------------------------------------------------

                                    Sch. C-2

------------------------------------------------------------------------------------------------------------

                                                                            demised premises without
                                                                            lessor's prior written consent,
                                                                            which consent shall not be
                                                                            unreasonably withheld or
                                                                            delayed; provided, however, that
                                                                            lessor's consent shall not be
                                                                            required for a sublease to an
                                                                            affiliate of lessee, defined as
                                                                            another entity that controls
                                                                            lessee, is controlled by lessee,
                                                                            or controlled by the same party
                                                                            that controls lessee, or for the
                                                                            subleasing or licensing to
                                                                            others of insubstantial portions
                                                                            of the building in accordance
                                                                            with typical hotel or motel
                                                                            practices (e.g. for a newsstand,
                                                                            gift shop, or the like).

                                                                            Tucson, Arizona (RRI #7225).
                                                                            This Ground Lease only applies
                                                                            to the renting of lobby space
                                                                            for the hotel property which is
                                                                            owned in fee by the related
                                                                            mortgage borrower.

                                                                            18(f): The term of the Ground
                                                                            Lease (including all extensions
                                                                            and renewal options) is set to
                                                                            expire December 18, 2014.

                                                                            18(h): The Ground Lease is
                                                                            silent on the issue of
                                                                            distribution of insurance
                                                                            proceeds. As per the Ground
                                                                            Lease, all condemnation proceeds
                                                                            belong to the landlord. This
                                                                            Ground Lease is for lobby space
                                                                            in an adjacent building and is
                                                                            not a land lease.
------------------------------------------------------------------------------------------------------------

Other Mortgage Liens              50054          Radisson Scranton          The related Mortgagor has
                                                                            incurred secondary financing in
                                                                            the form of a second mortgage
                                                                            secured by the property up to
                                                                            $250,000 and a maximum LTV of
                                                                            72% and a minimum DSCR of
                                                                            1.25x, which shall be subject
                                                                            to a subordination and
                                                                            standstill agreement.

                                  50700          Palmetto Place Apartments  The related Mortgagor has the
                                                                            right to incur secondary
                                                                            financing in the form of either
                                                                            mezzanine debt or a second
------------------------------------------------------------------------------------------------------------

                                    Sch. C-3

------------------------------------------------------------------------------------------------------------

                                                                            mortgage secured by the
                                                                            property up to a maximum LTV of
                                                                            85% and a minimum DSCR of 1.10x
                                                                            and subject to an intercreditor
                                                                            agreement.

                                  50403          Iron Horse Apartments      The related Mortgagor has the
                                                                            right to incur secondary
                                                                            financing in the form of a
                                                                            mezzanine debt secured by a
                                                                            pledge of equity interest in
                                                                            the Borrower subject to a
                                                                            maximum LTV of 80% and a
                                                                            minimum DSCR of 1.20x utilizing
                                                                            30 year amortization schedule,
                                                                            which shall be subject to a
                                                                            subordination and standstill
                                                                            agreement acceptable to Lender
                                                                            and a rating agency no
                                                                            downgrade.

                                  51378          Bridgeport Apartments      The owner of 100% of the
                                                                            related Mortgagor has incurred
                                                                            mezzanine debt in the amount of
                                                                            $1,110,000. The Mezzanine
                                                                            Lender (Centerline) entered
                                                                            into a intercreditor,
                                                                            subordination, standstill
                                                                            agreement.

                                  50890          RRI Hotel Portfolio        The direct and indirect owner
                                                                            of 100% of the related
                                                                            Mortgagor has incurred
                                                                            mezzanine debt in the amount of
                                                                            $1 and $164,000,000,
                                                                            respectively. Each Mezzanine
                                                                            Lender (Bear Stearns Commercial
                                                                            Mortgage, Inc. as first
                                                                            mezzanine lender, and Citigroup
                                                                            Global Markets Realty Corp.)
                                                                            entered into an intercreditor,
                                                                            subordination, standstill
                                                                            agreement.
------------------------------------------------------------------------------------------------------------

Licenses and Permits              50810          8335 Sunset Boulevard      The related Mortgagor has
                                                                            undertaken to obtain within 90
                                                                            days of Loan closing a permit
                                                                            from the South Coast Air
                                                                            Quality Management District as
                                                                            required for the operation of a
                                                                            diesel-fired emergency
                                                                            generator and AST in the
                                                                            parking garage.
------------------------------------------------------------------------------------------------------------

Releases/Substitution of          49966          300 Stillwater Avenue      The Loan provides for the
Mortgaged Property                                                          release of a portion of the
------------------------------------------------------------------------------------------------------------

                                    Sch. C-4

------------------------------------------------------------------------------------------------------------

                                                                            property upon completion of a
                                                                            subdivision and other
                                                                            requirements in the Loan
                                                                            Documents. There is no pay
                                                                            down of the loan associated
                                                                            with the release.

                                  49477          Logan Hotel Portfolio      The Loan provides for the
                                                                            release of properties upon 110%
                                                                            defeasance and satisfaction of
                                                                            conditions set forth in the
                                                                            loan documents (including DSCR
                                                                            and LTV tests).

                                  50652          Fabco Stores Portfolio     The Loan provides for the
                                                                            release of one or more
                                                                            properties upon defeasing 125%
                                                                            of the allocated loan amount
                                                                            and achieving a 75% LTV and a
                                                                            DSCR equal to the greater of
                                                                            the DSCR immediately preceding
                                                                            the release and 1.20x.

                                  51040          AMC Leawood 20             Borrower may substitute an
                                                                            unimproved portion of the
                                                                            Property now used for parking
                                                                            with "like kind" contiguous
                                                                            property upon satisfaction of
                                                                            certain conditions set forth in
                                                                            the loan documents, including,
                                                                            without limitation, fair
                                                                            market value test and a rating
                                                                            agency "no downgrade".
                                                                            Borrower may obtain an
                                                                            outparcel release upon
                                                                            satisfaction of certain
                                                                            conditions set forth in the
                                                                            loan documents, including,
                                                                            without limitation, a rating
                                                                            agency "no downgrade".

                                  50890          RRI Hotel Portfolio        The Loan provides for either (a)
                                                                            prepayment upon payment of 115%
                                                                            of the allocated loan amount
                                                                            together with the applicable
                                                                            prepayment premiums. The amount
                                                                            in excess of par that is
                                                                            received as a payment will be
                                                                            applied to reduce the allocated
                                                                            loan amounts of the other
                                                                            portfolio collateral pro rata.
                                                                            Among other things, the release
                                                                            shall not be permitted if the
                                                                            DSCR for the unreleased property
                                                                            is less than the closing DSCR or
                                                                            the DSCR immediately prior to
                                                                            the release (based on a trailing
                                                                            12 month
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                                    Sch. C-5

------------------------------------------------------------------------------------------------------------

                                                                            basis) or the Debt Yield is less
                                                                            than the Debt Yield at closing
                                                                            or the Debt Yield immediately
                                                                            prior to the release (based on a
                                                                            trailing 12 month basis) or (b)
                                                                            The Loan provides for the
                                                                            release of one or more
                                                                            properties upon defeasing 115%
                                                                            of the allocated loan amount.
                                                                            The related Mortgagor may obtain
                                                                            substitution of property upon
                                                                            (a) the satisfaction of certain
                                                                            legal and underwriting
                                                                            requirements and/or (b) the
                                                                            payment of a release price and
                                                                            prepayment consideration in
                                                                            connection therewith as set
                                                                            forth above. In addition, Lender
                                                                            shall have received confirmation
                                                                            in writing from the Rating
                                                                            Agencies to the effect that such
                                                                            substitution will not result in
                                                                            a withdrawal, qualification or
                                                                            downgrade of the respective
                                                                            ratings in effect immediately
                                                                            prior to such substitution for
                                                                            any class of securities issued
                                                                            in connection with the
                                                                            securitization that are then
                                                                            outstanding.
------------------------------------------------------------------------------------------------------------

No Material Default               50101          Greene & Mercer Street     One of the tenants of the
                                                 Retail                     Mortgaged Property (Bestford
                                                                            USA Inc. dba Evisu), which
                                                                            comprises approximately 3,400
                                                                            rentable square feet, is
                                                                            currently in default under its
                                                                            lease, and the Mortgagor
                                                                            anticipates terminating such
                                                                            lease; such event could, with
                                                                            the passing of time, cause a
                                                                            material default under the
                                                                            loan.  However, the Mortgagor
                                                                            is actively pursuing a new
                                                                            tenant for such space
                                                                            (including the evaluation of a
                                                                            written offer for higher rent
                                                                            per s.f. than required under
                                                                            the Evisu lease), and
                                                                            anticipates that it will
                                                                            re-lease such space within a
                                                                            reasonable period of time.
------------------------------------------------------------------------------------------------------------

Due on Sale                       50700          Palmetto Place Apartments  The related Mortgagor has the
                                                                            right under the Loan to
                                                                            mezzanine debt subject to a 85%
                                                                            LTV and 1.10x DSCR limitation
                                                                            and an intercreditor agreement
------------------------------------------------------------------------------------------------------------

                                    Sch. C-6

------------------------------------------------------------------------------------------------------------

                                                                            acceptable to the Lender.

                                  50389          24 Simon Street            The Loan allows transfers of
                                                                            tenant-in-common interests in
                                                                            the Mortgaged Property.

                                  50890          RRI Hotel Portfolio        The related Mortgagor has
                                                                            incurred mezzanine debt up to
                                                                            an 85% LTC over all of the
                                                                            collateral pools (including the
                                                                            pools funded by Citigroup) and
                                                                            an intercreditor agreement
                                                                            acceptable to the Lender. In
                                                                            addition, the Loan allows for
                                                                            transfers of more than 49%
                                                                            ownership interests in the
                                                                            related Mortgagor as long as
                                                                            key principals remain in
                                                                            operational control of the
                                                                            related Mortgagor.
------------------------------------------------------------------------------------------------------------

Non-Recourse Exceptions           50700          Palmetto Place Apartments  Non-recourse provisions go to
                                                                            the related Mortgagor only.

                                  48150          4310 Buffalo Gap Road      Non-recourse provisions go to
                                                                            the related Mortgagor and to
                                                                            New York 40 LLC, but not to a
                                                                            "natural person".

                                  50000          Residence Inn Milwaukee    Non-recourse provisions go to
                                                                            the related Mortgagor and to
                                                                            Investcorp Properties Limited,
                                                                            but not to a "natural person".

                                  50890          RRI Hotel Portfolio        Non-recourse provisions go to
                                                                            the related Mortgagor and to
                                                                            WRHH Investments LP, but not to
                                                                            a "natural person". The entity
                                                                            must maintain a net worth of
                                                                            $37,500,0000.

                                  43402          Bend River Mall            Non-recourse provisions go to
                                                                            the related Mortgagor and to
                                                                            Rubin Pachulski Properties 36,
                                                                            LLC, but not to a "natural
                                                                            person".

                                  50389          24 Simon Street            Non-recourse provisions go to
                                                                            the related Mortgagor and to
                                                                            The Hampshire Generational Fund
                                                                            LLC, but not to a "natural
                                                                            person".
------------------------------------------------------------------------------------------------------------

Terrorism Insurance               50966          Corona Plaza               Under the loan documents, the
                                                                            cost of terrorism insurance is
------------------------------------------------------------------------------------------------------------

                                    Sch. C-7

------------------------------------------------------------------------------------------------------------

                                                                            capped at 150% of the cost of
                                                                            the Borrower's all risk policy
                                                                            at closing subject to increases
                                                                            on an annual basis based on CPI.

                                  50687          Walker Building            Under the loan documents, the
                                                                            cost of terrorism insurance is
                                                                            capped at 200% of the then
                                                                            current cost of the Borrower's
                                                                            all risk policy.

                                  50890          RRI Hotel Portfolio        Under the loan documents, the
                                                                            cost of terrorism insurance is
                                                                            capped at 175% of the then
                                                                            current cost of the Borrower's
                                                                            all risk policy.
------------------------------------------------------------------------------------------------------------

                                    Sch. C-8

            List of Mortgage Loans Subject to Secured Creditor Impaired Property
Policies [OR PLL POLICIES]

--------------------------------------------------------------------------------
LOAN NO.            LOAN NAME
--------------------------------------------------------------------------------
50769               Lillian August Designs - Norwalk
--------------------------------------------------------------------------------
50389               24 Simon Street
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Sch. C-9

BSCMSI 2007 PWR 17 - REP EXCEPTIONS

LOAN #50769 - LILLIAN AUGUST DESIGNS - NORWALK

In lieu of additional subsurface investigation and to mitigate the potential of environmental liability caused by potential soil and groundwater impact, and the present use and future use of the property, a Pollution Legal Liability (PLL)
environmental insurance policy was issued by American International Group, Inc.
(AIG). The current policy term is Policy Term of 10 years was secured by the
Borrower; however the term is from June 28, 2007 to June 28, 2017. Bear Stearns
Commercial Mortgage, Inc. and its successors and assigns is named as "additional insured" on the PLL Policy. The limit of liability on this PLL Policy is
$10,000,000, with a $100,000 deductible. The PLL Policy will remain in effect during the loan term.

LOAN #50389 - 24 SIMON STREET

To mitigate the potential of environmental liability caused by the potential soil and groundwater impact from three historical USTs, and the present use and future use of the property, a Pollution Legal Liability (PLL) environmental insurance policy which is issued by American International Group, Inc. (AIG) was secured by the Borrower. Bear Stearns Commercial Mortgage, Inc. and its
successors and assigns is named as "Mortgagee/Additional Insured" on the PLL
Policy. The limit of liability on this PLL Policy is $2,000,000, with a $100,000 deductible. The PLL Policy will remain in effect during the loan term. However;
1) On-Site Clean-up of Pre-Existing Conditions, Third Party Claims for On-Site
Bodily Injury and Property Damage and Third Party Claims for Off-Site Clean-up
resulting from Pre-Existing Conditions are covered for the loan term of ten years and 2) On-Site Clean-up of New Conditions, Third Party Claims for On-Site
Bodily Injury and Property Damage and Third Party Claims for Off-Site Clean-up
resulting from New Conditions are covered for the first five years of the loan term. The PLL Policy and associated endorsements were reviewed for accuracy by an independent insurance broker on the behalf of Bear Stearns Commercial
Mortgage, Inc. The Insurance Broker for this policy is Aon Risk Services, Inc.
of New York.

                                    Sch. C-10

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed certificate attached at Tab 39.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

                  In connection with the execution and delivery by Bear Stearns
Commercial Mortgage, Inc. ("BSCMI") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and Sale
Agreement dated as of September 12, 2007 (the "Mortgage Loan Purchase
Agreement") among BSCMI as seller and Bear Stearns Commercial Mortgage
Securities Inc. as purchaser (the "Purchaser"), the undersigned hereby certifies that (i) except as previously disclosed to the Purchaser in writing, the representations and warranties of BSCMI in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) BSCMI has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the
Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage
Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of BSCMI. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the
Mortgage Loan Purchase Agreement.

                                      Certified this ___ day of September, 2007.

                                      BEAR STEARNS COMMERCIAL MORTGAGE, INC.

                                      By:
                                         _______________________________________
                                         Name:
                                         Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(VI)

                      Executed opinion attached at Tab 80.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(VII)

                      Executed opinion attached at Tab 79.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(VIII)

                      Executed opinion attached at Tab 76.

                                   Ex. D-3C-1